UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 AUGUST 17, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-13895                 34-1444240
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


             5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA         90293
                 (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 17, 2005, Sealife Marine Products, Inc. ("SeaLife Marine"), a California corporation and subsidiary of the Registrant, SeaLife Corporation, a Delaware corporation, entered into a distribution agreement (the "Onstad Distribution Agreement") with Knut Onstad ("Onstad"), effective February 21, 2005, pursuant to which Onstad, or his nominee, will be the exclusive distributor of, and will promote the sale and use of, products manufactured by SeaLife Marine to distributors of boats, barges and marine vessels, shipyards, boatyards and marine dealers in Norway, Sweden, Finland, Denmark and Iceland. Prior to the execution of the Onstad Distribution Agreement, no material relationship existed between SeaLife Marine and Onstad. SeaLife Marine products are not currently approved for sale by regulatory authorities in Norway, Sweden, Finland, Denmark or Iceland. However, the Company is currently pursuing such approval in Sweden.

         On  August  17,  2005,  ProTerra  Technologies,  Inc.  ("ProTerra"),  a
California corporation and subsidiary of the Registrant, entered into a distribution agreement (the "Algeria Distribution Agreement") with Kevin Durst ("Durst"), pursuant to which Durst will be the exclusive distributor of, and will promote the sale and use of, products manufactured by Proterra to distributors, dealers, farm co-ops, retail stores, governments, and governmental agencies in Algeria, Libya, Egypt, Tunisia, Morocco, Turkey, Syria, Iraq, Jordan, Saudi Arabia, Kuwait, Iran, United Arab Emirates, Yemen, Oman, Lebanon, West Bank, Bahrain, and Qatar (the "Durst Territories"). Prior to the execution of the Durst Distribution Agreement, Mr. Durst was engaged as a sales consultant by the Company. ProTerra products are not currently approved for sale by regulatory authorities in the Durst Territories. However, the Company is currently pursuing such approval in Algeria.

         A copy of the Registrant's press release issued on August 19, 2005, announcing the Company's entry into the Onstad Distribution Agreement and Algeria Distribution Agreement, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release  issued by the Registrant on August 19,
                           2005.


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


                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

99.1                Press Release issued by the Registrant on August 19, 2005.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 19, 2005                  SEALIFE CORPORATION

                                 /s/ Robert A. McCaslin
                                 -----------------------------------------------
                                 Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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